Exhibit 10.3

GLOBAL EARTH ENERGY, INC. 2012 OPTIONS, RESTRICTED STOCK
AND PERFORMANCE-BASED AWARDS STOCK PLAN

1.

Purposes of the Plan.  The purposes of this 2012 Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Directors, Officers, Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company’s business.  To accomplish the foregoing, the Plan provides that the Company may grant Options, Restricted Stock and Performance-Based Awards (each as hereinafter defined).  Options granted under the Plan may be incentive stock options (as defined under Section 422 of the Code) or nonstatutory stock options, as determined by the Administrator at the time of grant of an Option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

2.

Definitions.  As used herein, the following definitions shall apply:

“Administrator” means the Board or any of its Committees appointed pursuant to Paragraph 4 of the Plan.

“Applicable Laws” means any legal requirements of all state and federal laws, including without limitation securities laws and the Code, relating to the administration of stock incentive plans such as the Plan.

“Award” means an award of Options, Restricted Stock, or Performance-Based Awards (each as defined below).

“Award Agreement” has the meaning set forth in Paragraph 18 of the Plan.

“Board” means the Board of Directors of the Company.

“Cause” shall have such meaning as determined by the Administrator or as provided in the applicable Award Agreement.  Unless otherwise expressly provided in the applicable Award Agreement, the determination of Cause with respect to an Award shall be made by the Administrator in its sole discretion.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Committee appointed by the Board of Directors in accordance with Paragraph 4(a) of the Plan.

“Common Stock” means the common stock of the Company.

“Company” means Global Earth Energy, Inc., a Nevada corporation.

“Consultant” means any person, but not including a Director, who is engaged by the Company or any Parent or Subsidiary of the Company to render services and is compensated for such services.

“Continuous Status as a Director, Officer, Employee and Consultant” means the absence of any interruption or termination of service as a Director, Officer, Employee and Consultant.  Continuous Status as a Director, Officer, Employee and Consultant shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or their respective successors.  For purposes of this Plan, a change in status from a Director, Officer, Employee and Consultant to some other category of a Director, Officer, Employee and Consultant will not constitute an interruption of Continuous Status as a Director, Officer, Employee and Consultant.  If an entity ceases to be a Subsidiary of the Company, an interruption of Continuous Status as a Director, Officer, Employee and Consultant shall be deemed to have occurred with respect to each Director, Officer, Employee and Consultant in respect of such Subsidiary who does not continue as a Director, Officer, Employee and Consultant in respect of the Company or another Subsidiary of the Company that continues as such after giving effect to the transaction or other event giving rise to the change in status.

“Director” means a member of the Board.

“Effective Date” means June 11, 2012.

“Employee” means any person, including Named Executives, Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company, with the status of employment determined based upon such minimum number of hours or periods worked as shall be determined by the Administrator in its discretion, subject to any requirements of the Code.  The payment of a director’s fee by the Company to a Director shall not be sufficient to constitute “employment” of the Director by the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the fair market value of Common Stock determined as follows: (i) if the Common Stock is listed on any established stock exchange or a national market system including without limitation Nasdaq Global Market and Nasdaq Global Select Market, its Fair Market Value shall be the closing sales price for such stock as quoted on such exchange or system on the date of determination (if for a given day no sales were reported, the closing bid on that day shall be used), as such price is reported in The Wall Street Journal or such other source as the Administrator deems reliable; (ii) if the Common Stock is listed on The Nasdaq Stock Market (but not on the Nasdaq Global Market or Nasdaq Global Select Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the bid and asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or (iii) in the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

“Full-Value Award” means any Award under this Plan that is not an Option with a grant price that is no less than the Fair Market Value of a Share on the date of grant of the Award.

“Good Reason” shall have such meaning as determined by the Administrator or as provided in the applicable Award Agreement.  Unless otherwise expressly provided in the applicable Award Agreement, the determination of Good Reason with respect to an Award shall be made by the Administrator in its sole discretion.

“Named Executive” means any individual who, on the last day of the Company’s fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four highest compensated officers of the Company (other than the chief executive officer).  Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

“Non-Employee Director” shall mean a Director who is not an Employee.

“Officer” means an officer of the Company or any Parent or Subsidiary of the Company.

“Option” means a stock option granted pursuant to the Plan.

“Optionee” means a Director, Officer, Employee and Consultant who receives an Option Restricted Stock.

“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code, or any successor provision.

“Performance-Based Award” means an Award granted pursuant to Appendix A of the Plan.  Performance-Based Awards may be in the form of any of the types of Awards authorized under the Plan.

“Plan” means this 2012 Options, Restricted Stock and Performance-Based Awards Stock Plan, as amended from time to time.

“Reporting Person” means an Officer, Director, or greater than ten percent stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

“Restricted Period” has the meaning set forth in Paragraph 10(a) of the Plan.

“Restricted Stock” means Shares acquired pursuant to Paragraph 10 of the Plan.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as the same may be amended from time to time, or any successor provision.

“Share” means a share of the Common Stock, as adjusted in accordance with Paragraph 12 of the Plan.

“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

“Total Disability” means a total and permanent disability within the meaning of Section 22(e)(3) of the Code.

3.

Stock Subject to the Plan.

(a)

Share Limits; Shares Available.  The Shares may be authorized, but unissued, or reacquired Common Stock.  The maximum aggregate number of Shares that may be issued under the Plan is 100,000,000 Shares.  The maximum aggregate number of Shares that may be issued under the Plan pursuant to Options qualified as Incentive Stock Options is 100,000,000 Shares (within, and not in addition to, the aggregate share limit).  The foregoing numerical limits is subject to adjustment as contemplated by Paragraph 3(b) and Paragraph 12, hereof.

(b)

Awards Settled in Cash; Reissue of Awards and Shares.  To the extent that an Award is settled in cash or a form other than Shares, the Shares that would have been delivered had there been no such cash or other settlement shall not be counted against the Shares available for issuance under the Plan.  To the extent that Shares are delivered pursuant to the exercise of an Option, the number of underlying Shares as to which the exercise related shall be counted against the applicable Share limits under Paragraph 3(a) hereof, as opposed to only counting the Shares actually issued.

4.

Administration of the Plan.

(a)

The Administrator.  The Plan shall be administered by and all Awards under the Plan shall be authorized by the Administrator.  The “Administrator” means the Board or one or more committees appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of the Plan.  Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law.  A committee may delegate some or all of its authority to another committee so constituted.  The Board or a committee comprised solely of directors may also delegate, to the extent permitted by the Nevada Revised Statutes and any other applicable law, to one or more officers of the Company, its powers under the Plan (i) to designate the Directors, Officers, Employees and Consultants other than a person who is a Reporting Person who will receive grants of Awards under the Plan, and (ii) to determine the number of shares subject to, and the other terms and conditions of, such Awards.  The Board may delegate different levels of authority to different committees with administrative and grant authority under the Plan.  Unless otherwise provided in the Bylaws of the Company or the applicable charter of any Administrator a majority of the members of the acting Administrator shall constitute a quorum, and the vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute action by the acting Administrator.  With respect to Awards intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Code, the Plan shall be administered by a committee consisting solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code); provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter.  Award grants, and transactions in or involving Awards, intended to be exempt under Rule 16b-3 under the Exchange Act, must be duly and timely authorized by the Board or a committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b-3promulgated under the Exchange Act).  To the extent required by any applicable Stock Exchange, the Plan shall be administered by a committee composed entirely of independent directors (within the meaning of the applicable Stock Exchange rules).

(b)

Powers of the Administrator.  Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any Stock Exchange, the Administrator shall have the authority, in its discretion: (i) to determine the Fair Market Value of the Common Stock, in accordance with the definition of such term set forth above; (ii) to select the Directors, Officers, Employees and Consultants to whom Awards may from time to time be granted hereunder; (iii) to determine whether and to what extent Awards are granted hereunder; (iv) to determine the number of Shares of Common Stock, if any, to be covered by each Award granted hereunder; (v) to approve forms of agreements for use under the Plan; (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder, including, but not limited to, the share price and any restriction or limitation, the vesting of any Award or the acceleration of vesting or waiver of a forfeiture restriction, based in each case on such factors as the Administrator shall determine, in its sole discretion; (vii) to determine whether and under what circumstances an Award may be settled in cash or other consideration instead of Common Stock, provided, however, that in no case without stockholder approval shall the Company effect a “re-pricing” of a stock option granted under this Plan by purchasing the option at a time when the exercise or base price of the Award is greater than the fair market value of a share of Common Stock; (viii) to adjust the number of Shares subject to any Award, adjust the price of any or all outstanding Awards or otherwise change previously imposed terms and conditions, in such circumstances as the Administrator may deem appropriate, in each case subject to Paragraphs 3 and 15 hereof, and provided that in no case (except due to an adjustment contemplated by Paragraph 12 hereof or any re-pricing that may be approved by stockholders) shall such an adjustment constitute a re-pricing (by amendment, cancellation and re-grant, exchange, substitution or other means) of the per-share exercise or base price of any Option; (ix) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan; and (x) in order to fulfill the purposes of the Plan and without amending the Plan, to modify Awards to participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.

(c)

Effect of Administrator’s Decision.  All decisions, determinations and interpretations of the Administrator shall be final and binding on all holders of any Award.

5.

Eligibility.

(a)

Recipients of Grants.  Awards may be granted to eligible Directors, Officers, Employees and Consultants.  A Director, Officer, Employee and Consultant who has been granted an Award may, if he or she is otherwise eligible, be granted additional Awards.

(b)

No Employment Rights.  The Plan shall not confer upon any Award recipient any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with such recipient’s right or the Company’s right to terminate his or her employment or consulting relationship at any time, with or without cause.

6.

Term of Plan.  The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company as described in Paragraph 19 of the Plan.  It shall continue in effect until June 11, 2022, unless sooner terminated under Paragraph 15 of the Plan.

7.

Term of Awards.  The term of each Award shall be the term stated in the written agreement evidencing such Award; provided, however, that the term of any Award shall be no more than seven years from the date of grant thereof or such shorter term as may be provided in such agreement and provided further that, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five years from the date of grant thereof or such shorter term as may be provided in the written Option agreement.

8.

Option Terms.

(a)

Type of Option.  Each Option shall be designated in the written Option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.  However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.  For purposes of this Paragraph 8(a), the most recently granted Incentive Stock Options shall be treated as Nonstatutory Stock Options first, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.

(b)

Exercise Price.  The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board and set forth in the applicable agreement, but shall be subject to the following:

(i)

In the case of an Incentive Stock Option that is (A) granted to a Director, Officer, Employee and Consultant who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant; and (B) granted to any other Director, Officer, Employee and Consultant, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii)

In the case of a Nonstatutory Stock Option, other than an Option that is designated as an Indexed Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(c)

Permissible Consideration.  The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) other Shares that (x) in the case of Shares initially acquired from the Company (upon exercise of a stock option or otherwise), have been owned by the Optionee for such period (if any) as may be required to avoid a charge to the Company’s earnings, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (4) to the extent permitted under Applicable Laws, authorization for the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (5) to the extent permitted under Applicable Laws, delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price and any applicable income or employment taxes, (6) any combination of the foregoing methods of payment, or (7) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws.  In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

9.

Exercise of Option.

(a)

Procedure for Exercise; Rights as a Stockholder.  Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, and reflected in the written Option agreement, which may include vesting requirements and/or performance criteria with respect to the Company and/or the Optionee.  An Option may not be exercised for a fraction of a Share.  An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company (or such other administrative exercise procedures as the Administrator may implement from time to time have been completed) by the person entitled to exercise the Option, and the Company has received full payment for the Shares with respect to which the Option is exercised.  Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Paragraph 8(c) of the Plan.  Until such Shares are actually issued to and held of record by the Optionee, the Optionee shall have no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to such Shares, not withstanding the exercise of the Option.  The Company shall issue (or cause to be issued) such Shares promptly upon exercise of the Option.  No adjustment will be made for a dividend or other right for which the record date is prior to the date such Shares are issued, except as provided in Paragraph 12 of the Plan.  Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)

Termination of Employment or Consulting Relationship.  Subject to Paragraph 9(c) hereof, in the event of termination of an Optionee’s Continuous Status as a Director, Officer, Employee and Consultant with the Company, such Optionee may, but only within three months after the date of such termination (or such other period of time as is determined by the Administrator, but not less than 30 days after the date of such termination and not later than the expiration date of the term of such Option as set forth in the Option agreement, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option and not exceeding three months after the date of such termination), exercise his or her Option to the extent that the Optionee was entitled to exercise it at the date of such termination.  To the extent that Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.  No termination shall be deemed to occur and this Paragraph 9(b) shall not apply if (i) the Optionee is a Consultant who becomes an Employee; or (ii) the Optionee is an Employee who becomes a Consultant.

(c)

Disability of the Optionee.  Notwithstanding Paragraph 9(b) above, in the event of termination of an Optionee’s Continuous Status as a Director, Officer, Employee and Consultant as a result of his or her Total Disability, Optionee may, but only within 12 months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination.  To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

(d)

Death of the Optionee.  In the event of the death of an Optionee during the period of Continuous Status as a Director, Officer, Employee and Consultant, or within 30 days following the termination of the Optionee’s Continuous Status as a Director, Officer, Employee and Consultant, the Option may be exercised, at any time within 12 months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option agreement), by the Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee was entitled to exercise the Option at the date of death or, if earlier, the date of termination of the Continuous Status as a Director, Officer, Employee and Consultant.  To the extent that Optionee was not entitled to exercise the Option at the date of death or termination, as the case may be, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

(e)

Extension of Exercise Period.  Notwithstanding the limitations set forth in Paragraphs 9(b), (c) and (d) above, the Administrator has full power and authority to extend the period of time for which any Option granted under the Plan is to remain exercisable following termination of an Optionee’s Continuous Status as a Director, Officer, Employee and Consultant from the limited period set forth in the written Option agreement to such greater period of time as the Administrator shall deem appropriate; provided, however, that in no event shall such Option be exercisable after the specified expiration date of the Option term.

(f)

Rule 16b-3.  Options granted to Reporting Persons shall comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption for Plan transactions.

10.

Restricted Stock.

(a)

Grant of Restricted Stock.  Restricted Stock may be issued either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan.  After the Administrator determines that it will grant an Award of Restricted Stock under the Plan, it shall advise the recipient in writing of the terms, conditions and restrictions related to the offer (which may include restrictions based on performance criteria, passage of time or other factors or a combination thereof) applicable to such award, the number of Shares that such person shall be entitled to purchase and the price to be paid, if any.  The prospective recipient of an Award of Restricted Stock shall not have any rights with respect to any such Award, unless and until such recipient has executed an Award Agreement, in the form determined by the Administrator, evidencing the Award.  Shares purchased pursuant to the grant of a Restricted Stock shall be referred to herein as “Restricted

Stock,” and the period during which such Restricted Stock is subject to forfeiture shall be referred to herein as the “Restricted Period.”

(b)

Certificates; Book Entry Form.  The Company shall issue the Shares of Restricted Stock to each recipient who is granted an Award of Restricted Stock either (i) in certificate form, or (ii) in book entry form, registered in the name of the recipient, with legends or notations, as applicable, referring to the terms, conditions, and restrictions applicable to any such Award; provided that the Company may require that any stock certificates evidencing Restricted Stock granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Award of Restricted Stock, the participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such Award.

(c)

Rights as a Stockholder.  Except as otherwise provided in an Award Agreement, the participant shall possess all incidents of ownership with respect to Shares of Restricted Stock during the Restricted Period, including the right to receive or reinvest dividends with respect to such Shares and to vote such Shares.  After the Restricted Period expires without forfeiture in respect of Shares of Restricted Stock, the Company shall remove the legends or notations referring to the terms, conditions and restrictions on such Shares and, if certificated, deliver to the participant the certificate or certificates evidencing the number of such Shares.

(d)

Nontransferability.  During the Restricted Period, the recipient of such Award shall not be permitted to sell, transfer, pledge, hypothecate or assign shares of Restricted Stock awarded under the Plan except by will or the laws of descent and distribution.  Any attempt to dispose of any Restricted Stock in contravention of any such restrictions shall be null and void and without effect.

(e)

Other Provisions.  The Award Agreement for Restricted Stock shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.  In addition, the provisions of Restricted Stock Award Agreements need not be the same with respect to each recipient.

11.

Tax Withholding.  Upon any exercise, vesting or payment of an Award or upon the disposition of Shares acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company or one of its Subsidiaries shall have the right at its option to: (a) require the Award recipient (or the recipient’s personal representative or beneficiary, as the case may be) to pay or provide for payment of the minimum amount of any taxes which the Company or one of its Subsidiaries may be required to withhold with respect to such Award event or payment; or (b) deduct from any amount otherwise payable in cash to the Award recipient (or the recipient’s personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Company or one of its Subsidiaries may be required to withhold with respect to such cash payment.  In any case where a tax is required to be withheld in connection with the delivery of Shares under the Plan, the Administrator may in its sole discretion (subject to Applicable Laws) grant (either at the time of the Award or thereafter) to the Award recipient the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, to (i) have the Company reduce the number of Shares to be delivered by (or otherwise reacquire from the recipient) the appropriate number of Shares, valued in a consistent manner at their Fair Market Value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment, or (ii) surrender to the Company Shares which (A) in the case of Shares initially acquired from the Company, have been owned by the Award recipient for such period (if any) as may be required to avoid a charge to the Company’s earnings, and (B) have a Fair Market Value equal to the minimum amount required to be withheld.  For these purposes, the Fair Market Value of the Shares to be withheld or repurchased, as applicable, shall be determined on the date that the amount of tax to be withheld is to be determined (the “Tax Date”).  Any surrender by a Reporting Person of previously owned Shares to satisfy tax withholding obligations incurred in connection with an Award granted under the Plan must comply with the applicable provisions of Rule 16b-3.  All elections by an Award recipient to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions: (a) the election must be made on or prior to the applicable Tax Date; (b) once made, the election shall be irrevocable as to the particular Shares as to which the election is made; and (c) all elections shall be subject to the consent or disapproval of the Administrator.

12.

Adjustments Upon Changes in Capitalization, Corporate Transactions.

(a)

Changes in Capitalization.  Subject to any required action by the stockholders of the Company, (i) the number and type of shares of Common Stock (or other securities) covered by each outstanding Award, (ii) the number and type of shares of Common Stock (or other securities) that have been authorized for issuance under the Plan but as to which no Awards have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Award or otherwise, (iii) the maximum number of shares of Common Stock for which Awards may be granted to any Employee under the Plan, (iv) the price per share of Common Stock covered by each such outstanding Award, and/or(v) the securities, cash or other property deliverable upon exercise or payment of any outstanding Awards, in each case to the extent necessary to preserve (but not increase) the level of incentives intended by the Plan and the then-outstanding Awards, shall be equitably and proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock (or other securities) subject to an Award.  It is intended that, if possible, any adjustments contemplated by the preceding paragraph be made in a manner that satisfies applicable U.S. legal, tax (including, without limitation and as applicable in the circumstances, Section 424 of the Code, Section 409A of the Code and Section 162(m) of the Code) and accounting (so as to not trigger any charge to earnings with respect to such adjustment) requirements.  Without limiting the generality of Paragraph 4(c) hereof, any good faith determination by the Administrator as to whether an adjustment is required in the circumstances pursuant to this Paragraph 16(a), and the extent and nature of any such adjustment, shall be conclusive and binding on all persons.

(b)

Corporate Transactions.  In the event of the proposed dissolution or liquidation of the Company, each Award will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Administrator.  Additionally, the Administrator may, in the exercise of its sole discretion in such instances, declare that any Award shall terminate as of a date fixed by the Administrator and that each Award shall be vested and non-forfeitable and any conditions on each such Award shall lapse, as to all or any part of such Award, including Shares as to which the Award would not otherwise be exercisable or non-forfeitable.  In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each Award shall be assumed or an equivalent Award shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Administrator determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, that the Award shall be vested and non-forfeitable and any conditions on each such Award shall lapse, as to all or any part of such Award, including Shares as to which the Award would not otherwise be exercisable or non-forfeitable.  If the Administrator makes an Award exercisable or non-forfeitable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the recipient that such Award shall be exercisable for a period of thirty (30) days from the date of such notice, and thereafter will terminate upon the expiration of such period.

13.

Non-transferability of Awards.  An Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution; provided, however, that the Administrator may, in its discretion, grant Nonstatutory Stock Options that are transferable to a “family member” (as that term is defined in the United States Securities and Exchange Commission General Instructions to Form S-8 Registration Statement under the Securities Act of 1933, as amended) through a gift or domestic relations order.  Such transfer exception shall not apply with respect to a Nonstatutory Stock Option unless otherwise expressly provided by the Administrator in the applicable Option agreement.  Any permitted transfer shall be subject to compliance with the Applicable Laws.  Except as otherwise provided by the Administrator, an Award may only be exercised or purchased during the lifetime of the recipient of the Award or a transferee of a Nonstatutory Stock Option as permitted by this Paragraph 13.

14.

Time of Granting of an Award.  The date of grant of an Award shall, for all purposes, be the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator.  Notice of the determination shall be given to each Employee or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

15.

Amendment and Termination of the Plan.

(a)

Amendment and Termination.  The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax, securities or regulatory law or requirement or any applicable Stock Exchange requirement with which the Board intends the Plan to comply or if such amendment constitutes a “material amendment.”  For purposes of the Plan, a “material amendment” shall mean an amendment that (i) materially increases the benefits accruing to participants under the Plan, (ii) materially increases the number of securities that may be issued under the Plan, (iii) materially modifies the requirements for participation in the Plan, or (iv) is otherwise deemed a material amendment by the Administrator pursuant to any Applicable Law or applicable accounting or Stock Exchange rules.

(b)

Amendments to Awards.  Without limiting any other express authority of the Administrator under (but subject to) the express limits of the Plan, the Administrator by agreement or resolution may waive conditions of or limitations on Awards that the Administrator in the prior exercise of its discretion has imposed, without the consent of the Award recipient, and (subject to the requirements of Paragraphs 4(b) and 15(c) hereof) may make other changes to the terms and conditions of Awards.

(c)

Limitations on Amendments to Plan and Awards.  No amendment, suspension or termination of the Plan or change of or affecting any outstanding Award shall, without written consent of the Award recipient, affect in any manner materially adverse to such recipient any rights or benefits of such recipient or obligations of the Company under any Award granted under the Plan prior to the effective date of such change.  Changes, settlements and other actions contemplated by Paragraph 12 hereof shall not be deemed to constitute changes or amendments for purposes of this Paragraph 15(c).

16.

Compliance with Laws.  The Plan, the granting and vesting of Awards under the Plan, the offer, issuance and delivery of shares of Common Stock, and/or the payment of money under the Plan or under Awards are subject to compliance with all applicable federal, state and foreign laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith.  The person acquiring any securities under the Plan will, if requested by the Company or one of its Subsidiaries, provide such assurances and representations to the Company or one of its Subsidiaries as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

17.

Reservation of Shares.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

18.

Award Agreements.  Each Award shall be evidenced by either (a) a written Award agreement in a form approved by the Administrator and executed by the Company by an officer duly authorized to act on its behalf, or (b) an electronic notice of Award grant in a form approved by the Administrator and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking award grants under this Plan generally (in each case, an “Award Agreement”), as the Administrator may provide and, in each case and if required by the Administrator, executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Administrator may require.  The Administrator may authorize any officer of the Company (other than the particular award recipient) to execute any or all Award Agreements on behalf of the Company.  The Award Agreement shall set forth the material terms and conditions of the award as established by the Administrator consistent with the express limitations of this Plan.

19.

Stockholder Approval.  Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve months before or after the date the Plan is adopted.  Such stockholder approval shall be obtained in the manner and to the degree required under applicable federal and state law and the rules of any stock exchange upon which the Shares are listed.

20.

Unfunded Status of Plan.  The Plan is intended to constitute an “unfunded” plan for incentive compensation.  With respect to any payments not yet made to a participant by the Company, nothing contained herein shall give any such participant any rights that are greater than those of a general creditor of the Company.

21.

Governing Law.  The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Nevada, without giving effect to the conflict of laws principles thereof.

ADOPTED by the Board of Directors of the Company on June 11, 2012.

SYDNEY A. HARLAND

BETTY A. HARLAND

EDMUND GORMAN

ROBERT GLASSEN

ARTHUR N. KELLY

RICHARD PROULX

Attachment:

Appendix A - Performance-Based Awards

APPENDIX A

Performance-Based Awards

Section 162(m) Performance-Based Awards.  Any of the types of Awards authorized under the Plan may be granted as Awards intended to satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code (“Performance-Based Awards”).  The grant, vesting, exercisability or payment of Performance-Based Awards may depend (or, in the case of Qualifying Options or Qualifying Stock Appreciation Rights (each as defined below), may also depend) on the degree of achievement of one or more performance goals relative to a pre-established targeted level or level using one or more of the Business Criteria set forth below (on an absolute or relative basis) for the Company on a consolidated basis or for one or more of the Company’s subsidiaries, segments, divisions or business units, or any combination of the foregoing.  Any Option shall be subject only to the requirements of Paragraph A.1 and A.3 in order for such Award to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code.  Any other Performance-Based Award shall be subject to all of the following provisions of this Appendix A.

A.1

Class; Administrator.  The eligible class of persons for Performance-Based Awards under this Appendix A shall be officers and employees of the Company or one of its Subsidiaries.  The Administrator approving Performance-Based Awards or making any certification required pursuant to Paragraph A.4 must be constituted as provided in Paragraph 4 of the Plan for Awards that are intended as performance-based compensation under Section 162(m) of the Code.

A.2

Performance Goals.  The specific performance goals for Performance-Based Awards (other than Options) shall be, on an absolute or relative basis, established based on one or more of the following business criteria (“Business Criteria”) as selected by the Administrator in its sole discretion: revenue, revenue excluding traffic acquisition costs, gross profit, operating cash flow (operating income before depreciation and amortization), operating income, net income, cash flow from operations, capital expenditures, free cash flow, earnings per share (basic and diluted), revenue growth (organic and acquisition related), return on equity or on assets or on net investment, cost containment or reduction, market share, unique users/registered users/paying subscribers/paying users/paying relationships, page views/searches/user time spent online, implementation, completion or attainment of objective goals with respect to research and development of specific products, systems or projects, or any combination thereof.  These terms are used as applied under generally accepted accounting principles or in the financial reporting of the Company or of its Subsidiaries.  To qualify awards as performance-based under Section 162(m), the applicable Business Criterion (or Business Criteria, as the case may be) and specific performance goal or goals (“targets”) must be established and approved by the Administrator during the first 90 days of the performance period (and, in the case of performance periods of less than one year, in no event after 25% or more of the performance period has elapsed) and while performance relating to such target(s) remains substantially uncertain within the meaning of Section 162(m) of the Code.  Performance targets shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets.  The applicable performance measurement period may not be less than three months nor more than 7 years.

A.3

Form of Payment; Maximum Performance-Based Award.  Grants of Qualifying Options to any one participant in any one calendar year shall be subject to the limit set forth in Paragraph 8 of the Plan.  The maximum aggregate payment which may be made pursuant to Performance-Based Awards (other than Qualifying Options) that are granted to any one participant in any one calendar year is 2,000,000 shares of Common Stock (or cash of equivalent value at the time of payment), subject to adjustment as provided in Paragraph 16(a) of the Plan.  Awards that are cancelled during the year shall be counted against this limit to the extent required by Section 162(m) of the Code.

A.4

Certification of Payment.  Before any Performance-Based Award under this Appendix A (other than Options) is paid and to the extent required to qualify the award as performance-based compensation within the meaning of Section 162(m) of the Code, the Administrator must certify in writing that the performance target(s) and any other material terms of the Performance-Based Award were in fact timely satisfied.

A-1

A.5

Reservation of Discretion.  The Administrator will have the discretion to determine the restrictions or other limitations of the individual Awards granted under this Appendix A including the authority to reduce Awards, payouts or vesting or to pay no Awards, in its sole discretion, if the Administrator preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

A.6

Expiration of Grant Authority.  As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Administrator’s authority to grant new Awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than Options) shall terminate upon the first meeting of the Company’s stockholders that occurs in the fifth year following the year in which the Company’s stockholders first approve this Appendix.

A-2